SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 20, 2006

                               I.D. SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                       001-15087                     22-3270799
   --------                       ---------                     ----------
(State Or Other                  (Commission                   (IRS Employer
Jurisdiction Of                  File Number)                Identification No.)
Incorporation)


One University Plaza, Hackensack, NJ                                     07601
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

        Registrant's telephone number, including area code (201) 996-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01.  OTHER EVENTS.

On March 20, 2006, I.D. Systems, Inc. (the "Registrant") issued a press release announcing that it has received a purchase order from Nissan North America, Inc., a subsidiary of Tokyo-based Nissan Motor Corp., Ltd. A copy of the press release is attached as Exhibit 99.1.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K regarding our financial position, financial guidance, business strategy, products, markets, plans or objectives for future operations are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Registrant's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under the heading "Risk Factors" contained in the Registrant's filings with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

As described above, the following Exhibit is furnished as part of this Current Report on Form 8-K:

     Exhibit 99.1 - Press release dated March 20, 2006



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              I.D. SYSTEMS, INC.


                                              By: /s/ Ned Mavrommatis
                                                  -------------------
                                                  Name:  Ned Mavrommatis
                                                  Title: Chief Financial Officer


Date:    March 24, 2006

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